Exhibit 10(b)

EXECUTION VERSION

AMENDMENT NO. 4, dated as of November 20, 2015(this “Amendment”), among Energy Future Competitive Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“Parent Guarantor”), Texas Competitive Electric Holdings Company LLC, a Delaware limited liability company and a debtor and debtor-in-possession (“TCEH” or the “Borrower”), in a case pending under chapter 11 of the Bankruptcy Code, the undersigned Lenders (as defined below) to the Credit Agreement referred to below, the other undersigned Credit Parties, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”) and the Letter of Credit Issuers. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to those terms in the Credit Agreement (as amended hereby).

WHEREAS, Parent Guarantor, the Borrower, the lending institutions from time to time parties to the Credit Agreement (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, the Collateral Agent, and the Letter of Credit Issuers, are parties to the Senior Secured Superpriority Debtor-In Possession Credit Agreement, dated as of May 5, 2014, as amended by Amendment No. 1 dated as of May 13, 2014 (the “Amendment No. 1”), Amendment No. 2 dated as of June 12, 2014 (the “Amendment No. 2”), Amendment No. 3 dated as of November 6, 2014 (the “Amendment No. 3”) and that certain letter dated as of October 13, 2015 that extended the Maturity Date to November 7, 2016 (the “Maturity Extension”), (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement as provided herein, subject to the terms and conditions set forth below;

WHEREAS, the Borrower wishes to appoint the Amendment Arranger (as defined below) as lead arranger and sole bookrunner for this Amendment and the transactions contemplated hereby;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1 Amendments.

(a)	The definition of “Affiliate Value Transfer” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

““Affiliate Value Transfer” shall mean any Investment made in reliance on Section 10.5(c), (g), (h), (i), (k), (l) (except as any such Investments relate to payments permitted by Section 10.6(t) (which Investments and payments are not Affiliate Value Transfers)), (m) (except as any such Investments relate to payments permitted by Section 10.6(t) (which

Investments and payments are not Affiliate Value Transfers)), (p), (q), (t), (u), (v), (aa), (cc), (dd), (ee) or (ff) (including the issuance of Letters of Credit for the direct or indirect benefit of the Ultimate Parent and its Subsidiaries (other than the Borrower and the Restricted Subsidiaries)), any Disposition made in reliance on Section 10.4(b), (g) or (m) or any distribution made in reliance on Section 10.6(u), in each case made by the Borrower or any Restricted Subsidiary to an Affiliate thereof (other than the Borrower and its Subsidiaries so long as, in the case of any Unrestricted Subsidiary, such Subsidiary does not subsequently transfer, pay, dispose property or otherwise make such Investment to another Affiliate (other than the Borrower or any of its Subsidiaries)), excluding Investments, payments, transfers or Dispositions to such Affiliates (including the issuance of Letters of Credit for the benefit of Ultimate Parent and its Subsidiaries) pursuant to the Shared Services Agreement or the Tax Sharing Agreement. For purposes of calculating the aggregate amount of Affiliate Value Transfers under Section 10.12 the value or amount of any Investment, Disposition or distribution constituting the same Affiliate Value Transfer shall be determined without duplication in respect of the same underlying transaction.”

(b)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence:

““Amendment No. 4 Acquisition” shall mean that certain acquisition substantially as described in that certain Motion of Energy Future Holdings Corp., et al., for Entry of an Order Authorizing, But Not Requiring, the TCEH Debtors (A) to Participate in a Competitive Bidding Process, and (B) If Selected as the Winning Bidder, to Consummate a Proposed Acquisition, filed on October 7, 2015 with the Bankruptcy Court and the order of the Bankruptcy Court granting the relief requested in such motion.”

(c)	Section 3.1(a)(ii)(C) of the Credit Agreement is hereby amended by inserting “(unless cash collateralized at the time of issuance; provided that any General Letter of Credit that is in existence prior to the General L/C Termination Date and survives the termination of this Agreement shall be governed under terms and conditions substantially similar to the terms and conditions set forth in this Section 3 in respect of a General Letter of Credit issued under this Agreement or as otherwise reasonably agreed to by the Letter of Credit Issuer and the Borrower)” immediately after “each General Letter of Credit shall have an expiration date occurring no later than the earlier of”

(d)

The third sentence of Section 3.2(b) of the Credit Agreement is hereby amended by inserting “(unless cash collateralized at the time of issuance; provided that any General Letter of Credit that is in existence prior to the General L/C Termination Date and survives the termination of this Agreement shall be governed under terms and conditions substantially similar to the terms and conditions set forth in this Section 3 in respect of a General Letter of Credit issued under this Agreement or as otherwise reasonably agreed to by the Letter of Credit Issuer and the Borrower)” immediately after “in the case of any General Letter of Credit”

(e)	Section 9.9 of the Credit Agreement is hereby amended by amending the parenthetical in the lead-in to read as follows:

“(other than transactions between or among the Borrower and the Restricted Subsidiaries and, between or among the Borrower, the Restricted Subsidiaries and to the extent in the ordinary course or consistent with past practice the Ultimate Parent and any of its other Subsidiaries, including the Oncor Subsidiaries and Investments permitted by Section 10.5(ff); provided that such Investments permitted by Section 10.05(ff) must be in a Subsidiary of the Borrower)”

(f)	Section 10.1(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(e) Guarantee Obligations (i) incurred in the ordinary course of business (including in respect of construction or restoration activities) in respect of obligations of (or to) suppliers, customers, franchisees, lessors and licensees or (ii) otherwise constituting Investments permitted by Sections 10.5(d), 10.5(g), 10.5(i), 10.5(q), 10.5(t), 10.5(v) and 10.5(ff); provided that such Investments permitted by Section 10.05(ff) must be in a Subsidiary of the Borrower;”

(g)	Section 10.5(ff) of the Credit Agreement is hereby amended to read in its entirety as follows:

“Investments in wind or other renewable energy projects or in any nuclear power or energy joint venture or in assets comprising an electric generating facility or unit (including in connection with the consummation of the Amendment No. 4 Acquisition) in an aggregate amount not to exceed $300,000,000 at any time outstanding; provided that, notwithstanding the definition of Excluded Stock and Stock Equivalents, all Stock and Stock Equivalents representing any such Investment shall be pledged to the Collateral Agent for the benefit of the Secured Parties.”

(h)	Section 10.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Affiliate Value Transfers. The Borrower will not, and will not permit the Restricted Subsidiaries to, make any Affiliate Value Transfers in an aggregate amount in excess of $50,000,000 for all such Affiliate Value Transfers outstanding at any one time.”

Section 2 Representations and Warranties, No Default. The Borrower represents and warrants to the Lenders as of the Amendment No. 4 Effective Date (as defined below):

(a) Subject to the entry of the Orders and the terms thereof, each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Credit Party has duly executed and delivered this Amendment and, subject to the entry of the Orders and the terms thereof, this Amendment constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c) Subject to the entry of the Orders and the terms thereof, the execution, delivery and performance by the Credit Parties of this Amendment will not (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws), (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Parent Guarantor, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens securing any of the Prepetition Debt) pursuant to the terms of any material indenture, any loan agreement, lease agreement, mortgage, deed of trust or other material agreement or instrument to which Parent Guarantor, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound, in each case to the extent such agreement was entered into after the Petition Date other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of Parent Guarantor, the Borrower or any Restricted Subsidiary; and

(d) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

Section 3 Conditions to Effectiveness of Amendment.

(a) This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions are satisfied or waived by the applicable party:

(i) the Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders, Parent Guarantor, the Borrower, each other Credit Party that is party to a Credit Document, and Citibank, N.A., in its capacity as Administrative Agent and Collateral Agent;

(ii) the Administrative Agent shall have received, to the extent invoiced on or prior to the Amendment No. 4 Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement; and

(iii) the Administrative Agent shall have received from Borrower a certificate of an Authorized Officer of the Borrower to the effect that (i) representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment No. 4 Effective Date and (ii) on the Amendment No. 4 Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date promptly after the occurrence thereof.

Section 4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

Section 6 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7 Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guarantee.

Section 8 Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9 Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 10 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement, the Security Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other provision of either such agreement or any other Credit Document, and each Credit Party acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement, the Security Agreement or any other Credit Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Amendment, all references to the Credit Agreement or Security Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement or Security Agreement, as applicable, as amended by this Amendment. This Amendment is a Credit Document. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment.

Section 11 Amendment Arranger. The Borrower hereby appoints Citigroup Global Markets Inc. (and, for the purposes of this Amendment, any of its Affiliates as it shall determine to be appropriate to provide the services customarily associated with arranging an amendment to a debtor-in-possession credit agreement) as the Amendment Arranger (in such capacity, the “Amendment Arranger”) to act, and Citigroup Global Markets Inc. hereby agrees to act, as the Amendment Arranger and sole bookrunner for this Amendment and the transactions contemplated hereby, and it will perform its duties customarily associated with such roles. The Borrower hereby agrees that the appointment of the Amendment Arranger hereunder and any activities by it in connection with this Amendment and the transactions contemplated hereby are subject to the indemnification provisions under Section 13.5 of the Credit Agreement and such provisions are incorporated by reference herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC as Debtor and Debtor-in-Possession, as Parent Guarantor

By:	/s/ Anthony R. Horton
Name:	Anthony R. Horton
Title:	Treasurer

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC as Debtor and Debtor-in-Possession,
as the Borrower

By:	/s/ Anthony R. Horton
Name:	Anthony R. Horton
Title:	Treasurer

[Signature Page to Amendment No. 4]

4CHANGE ENERGY COMPANY

4CHANGE ENERGY HOLDINGS LLC

BIG BROWN 3 POWER COMPANY LLC

BIG BROWN LIGNITE COMPANY LLC

BIG BROWN POWER COMPANY LLC

COLLIN POWER COMPANY LLC

DECORDOVA POWER COMPANY LLC

DECORDOVA II POWER COMPANY LLC

EAGLE MOUNTAIN POWER COMPANY LLC

GENERATION MT COMPANY LLC

GENERATION SVC COMPANY

LAKE CREEK 3 POWER COMPANY LLC

LUMINANT BIG BROWN MINING COMPANY LLC

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY TRADING CALIFORNIA COMPANY

LUMINANT ET SERVICES COMPANY

LUMINANT GENERATION COMPANY LLC

LUMINANT HOLDING COMPANY LLC

LUMINANT MINERAL DEVELOPMENT COMPANY LLC

LUMINANT MINING COMPANY LLC

LUMINANT RENEWABLES COMPANY LLC

MARTIN LAKE 4 POWER COMPANY LLC

MONTICELLO 4 POWER COMPANY LLC

MORGAN CREEK 7 POWER COMPANY

NCA RESOURCES DEVELOPMENT COMPANY LLC

OAK GROVE MANAGEMENT COMPANY LLC

OAK GROVE MINING COMPANY LLC

OAK GROVE POWER COMPANY LLC

SANDOW POWER COMPANY LLC

TCEH FINANCE, INC.

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

TRADINGHOUSE 3 & 4 POWER COMPANY LLC

TRADINGHOUSE POWER COMPANY LLC

TXU ENERGY RETAIL COMPANY LLC

TXU ENERGY SOLUTIONS COMPANY LLC

TXU RETAIL SERVICES COMPANY

TXU SEM COMPANY

VALLEY NG POWER COMPANY LLC

VALLEY POWER COMPANY LLC, each as a Debtor and Debtor-in-Possession and a Guarantor

By:	/s/ Anthony R. Horton
Name:	Antony R. Horton
Title:	Treasurer

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Shane V. Azzara
Name:	Shane V. Azzara
Title:	Director and Vice President

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as Lender and General Letter of Credit Issuer

By:	/s/ Shane V. Azzara
Name:	Shane V. Azzara
Title:	Director and Vice President

[Signature Page to Amendment No. 4]

CITIGROUP GLOBAL MARKETS INC., as Amendment Arranger

By:	/s/ Shane V. Azzara
Name:	Shane V. Azzara
Title:	Director

[Signature Page to Amendment No. 4]